1 Third Quarter 2021 Earnings October 27, 2021

2IDEX Proprietary & Confidential Agenda IDEX Business Update • IDEX Overview • 2021 Market Outlook Financials • Q3 Financial Performance • Q3 Adjusted Operating Income Walk 2021 Guidance IDEX Difference Update Q&A

3IDEX Proprietary & Confidential Replay Information • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13712091 • Log on to: www.idexcorp.com

4IDEX Proprietary & Confidential Cautionary Statement Cautionary Statement Under the Private Securities Litigation Reform Act; Non-GAAP Measures This presentation and discussion will include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These statements may relate to, among other things, the Company’s expected organic sales growth and expected earnings per share, and the assumptions underlying these expectations, plant and equipment capacity for future growth, anticipated future acquisition behavior, availability of cash and financing alternatives and the anticipated benefits of the Company’s acquisitions of ABEL Pumps and Airtech, and are indicated by words or phrases such as “anticipates,” “estimates,” “plans,” “guidance,” “expects,” “projects,” “forecasts,” “should,” “could,” “will,” “management believes,” “the Company believes,” “the Company intends” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this news release. The risks and uncertainties include, but are not limited to, the following: the duration of the COVID-19 pandemic and the continuing effects of the COVID-19 pandemic (including the emergence of variant strains) on our ability to operate our business and facilities, on our customers, on supply chains and on the U.S. and global economy generally; economic and political consequences resulting from terrorist attacks and wars; levels of industrial activity and economic conditions in the U.S. and other countries around the world; pricing pressures and other competitive factors and levels of capital spending in certain industries, all of which could have a material impact on order rates and the Company's results; the Company's ability to make acquisitions and to integrate and operate acquired businesses on a profitable basis; the relationship of the U.S. dollar to other currencies and its impact on pricing and cost competitiveness; political and economic conditions in foreign countries in which the Company operates; developments with respect to trade policy and tariffs; interest rates; capacity utilization and the effect this has on costs; labor markets; supply chain backlogs, including risks affecting component availability, labor inefficiencies, and freight logistical challenges; market conditions and material costs; and developments with respect to contingencies, such as litigation and environmental matters. Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included in the Company’s most recent annual report on Form 10-K and the Company's subsequent quarterly reports filed with the SEC as well as the other risks discussed in the Company’s filings with the SEC. The forward-looking statements included in this presentation and discussion are only made as of today’s date, and management undertakes no obligation to publicly update them to reflect subsequent events or circumstances, except as may be required by law. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information in this presentation and discussion. This presentation contains non-GAAP financial information. Reconciliations of non-GAAP measures are included either in this presentation or our earnings release for the three and nine-month periods ending September 30, 2021, which is available on our website.

5IDEX Proprietary & Confidential Business Update

6IDEX Proprietary & Confidential IDEX Overview Sound Execution in a Difficult Environment • Continued challenges around material availability, logistics, and staffing • 8020 drives alignment around critical customer and business priorities • Strong price capture realized and approaching historical price-cost spread Continued Robust Organic Performance • Record backlog, orders, and sales • Long-term HST investments delivering • Improving signals of industrial project return Investing Aggressively for Growth • ABEL & Airtech delivering superior results • Healthy M&A funnel supported with ~$2B of capital • Expanding resource base for best organic and inorganic initiatives

7IDEX Proprietary & Confidential 2021 Market Outlook FLUID & METERING TECHNOLOGY HEALTH & SCIENCE TECHNOLOGY FIRE & SAFETY / DIVERSIFIED >0% vs pre-pandemic 2021 Q3 REVENUE $251M $302M $159M % OF TOTAL 35% 43% 22% Industrial Agriculture Water Energy Chemical Semiconductor Food / Pharma Automotive Analytical Instrumentation Life Sciences Industrial Dispensing Industrial / Other Fire / Rescue Automotive <0% vs pre-pandemic

8IDEX Proprietary & Confidential Financials

9IDEX Proprietary & Confidential IDEX Q3 Financial Performance Record Q3 EPS and strong commercial performance amid supply chain challenges $1.40 $1.63 Q3 2020 2021 23.1% 24.3% Q3 2020 2021 $135 $142 Q3 2020 2021 (Dollars in millions, excl. EPS) Sales Operating Margin* Earnings Per Share* Free Cash Flow *Operating margin and EPS data adjusted for fair value inventory step-up ($9.1M in Q3 2021) and restructuring expenses ($3.2M in Q3 2021 and $2.9M in Q3 2020). Organic: 15% increase 16% increase 120 bps increase 5% increase $581 $712 Q3 2020 2021

10IDEX Proprietary & Confidential Q3 Adjusted Operating Income Walk Post-COVID volume rebound tempered by supply chain pressure and reinvestment (Dollars in millions) 29 10 7 8 (15) 3Q'20 Adj Op Profit Organic Flow Thru Price/ Productivity/ Inflation Mix Discretionary / Reinvestment Acq/FX 3Q'21 Adj Op Profit 134 173 Flow through @ PY GM% 43% Organic flow through ex Acq / FX 37% Total flow through 30% $ $

11IDEX Proprietary & Confidential 2021 Guidance Summary Q4 2021 EPS estimate range: $1.55 – $1.58 Organic revenue growth: 9% - 10% Operating margin: 23.5-24.0% Tax rate: ~23% FX impact: ~0.5% topline benefit based on September 30, 2021 FX rates Corporate costs: ~$19 million FY 2021 EPS estimate range: $6.30 – $6.33 Organic revenue growth: 11% – 12% Operating margin: ~24.0% FX impact: : ~1.5% topline benefit based on September 30, 2021 FX rates Other modeling items: •Tax rate: ~23% •Cap Ex: $65M+ •Free cash flow expected to be approximately 105% of adjusted net income •Corporate costs: $73 million •EPS estimate excludes all future acquisitions and any future restructuring expenses

12IDEX Proprietary & Confidential IDEX Difference Update National Association of Corporate Directors (NACD) Names IDEX Non-Executive Chairman Bill Cook “Public Company Director of the Year” Employee Engagement Remains Strong Amid Challenges • Maintained Top Quartile results among manufacturing companies • Achieved despite tremendous disruptions – from Supply Chain to COVID • Survey Conducted September 2021 – 85% participation worldwide IDEX Foundation Enters National Partnership With Boys & Girls Clubs of America • Expands opportunities for U.S. business units to volunteer in their local communities • Aligns with IDEX Foundation adding "Equity & Opportunity" as pillar

13IDEX Proprietary & Confidential Appendix

14IDEX Proprietary & Confidential Fluid & Metering Technologies $223 $286 Q3 2020 2021 $221 $251 Q3 2020 2021 Q3 Highlights:  Industrial day rates improved vs last quarter  Agriculture remains at record levels  Energy and Chemical markets continue to lag due to lack of investment in large projects  Water platform stable in the muni market and winning in Semiconductor applications Volume and price capture partly offset by supply chain impacts and reinvestment 150 bps increase (Dollars in millions) Orders Sales Operating Margin* Q3 Sales Mix: Organic 7% Acquisition 6% FX 1% Reported Sales 14% *Operating margin adjusted for restructuring expenses ($1.9M in Q3 2021 and $0.6M in Q3 2020). Organic: 24% increase Organic: 7% increase 26.7% 28.2% Q3 2020 2021

15IDEX Proprietary & Confidential Health & Science Technologies Q3 Highlights:  Scientific Fluidics & Optics driven by AI and Life Sciences growth  Sealing Solutions saw continued strengthening in the Semiconductor market  MPT experiencing continued wins in Food and Pharma markets  Gast industrial performing above 2019 levels Strong volume growth & margin expansion across all platforms in the segment $209 $331 Q3 2020 2021 $220 $302 Q3 2020 2021 Organic: 44% increase 340 bps increase (Dollars in millions) Orders Sales Operating Margin* *Operating margin adjusted for restructuring expenses ($0.6M in Q3 2021 and $1.0M in Q3 2020) and inventory step-up charge of $9.1M in Q3 2021. Organic: 24% increase 23.1% 26.5% Q3 2020 2021 Q3 Sales Mix: Organic 24% Acquisition 12% FX 1% Reported Sales 37%

16IDEX Proprietary & Confidential Fire & Safety / Diversified Products Q3 Highlights:  Fire & Rescue rebound continues to lag due to supply chain driven large tender delays  Band-IT Industrial recovery muted by Auto shutdowns  Dispensing strong demand within paint markets globally  Price capture and volume leverage offset with stronger headwinds across the segment due to higher direct OEM exposure and higher levels of material intensity Supply chain and inflation more than offsetting volume and price $140 $158 Q3 2020 2021 $141 $159 Q3 2020 2021 Q3 Sales Mix: Organic 12% FX 1% Reported Sales 13% (Dollars in millions) Orders Sales Operating Margin* *Operating margin adjusted for restructuring expenses (($0.1M) in Q3 2021 and $1.2M in Q3 2020). Organic: 12% increase Organic: 12% increase 260 bps decrease 27.2% 24.6% Q3 2020 2021